CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2014	Mar. 31, 2014	Mar. 31, 2013
Stockholders' Deficit
Common stock par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock shares authorized	500,000,000	500,000,000	250,000,000
Common stock issued	262,713,781	224,973,980	173,674,201
Common stock outstanding	262,713,781	224,973,980	173,674,201